INVESTOR PRESENTATION MAY 2012 Exhibit 99.2

Certain matters discussed by Equity One in this presentation constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.
Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
This presentation also contains non-GAAP financial measures, including Funds from Operations, or FFO.
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in Equity One’s quarterly supplemental information package and in filings made with the SEC which are available on its website at www.equityone.net.
Forward Looking Statements

Mission Statement 2 Improving retail real estate in urban communities

Corporate Overview

•
Equity One specializes in the acquisition, asset management, development and redevelopment of quality retail properties primarily located  in the coastal markets across the United States
•
We own 157 properties in 13 states
(1)
•
Our largest markets as measured by approximate fair market values are: South Florida (29%), California (22%), Northeast
(22%) , North Florida (11%), and Atlanta (8%)
(2)
•
Total equity capitalization / total enterprise value as of 03/31/12: $2.5 billion / $3.9 billion
•
Investment grade credit ratings of Baa3 (positive) from Moody’s and BBB - (stable) from S&P
•
Management and board have substantial ownership stake and experience:
–
Beneficial ownership: 52.2%
(3)
–
Management team has over 80 years of collective experience
(1)
As of 3/31/12; includes acquisitions & dispositions under contract. Excludes land and non-core assets not associated with retail centers. Additionally, we had joint venture interests in seventeen shopping centers and two office buildings totaling approximately 2.8 million square feet.
(2)
Ranked by percentage of total estimated fair value as of 03/31/12 inclusive of all acquisitions and dispositions currently under contract and excluding land. Does not include unconsolidated JV properties.
(3)
Beneficial ownership of current executive officers and directors as of 3/31/12 in accordance with rules of the SEC and including options exercisable within 60 days.  Beneficial ownership: Chaim
Katzman  47.6%, Jeff Olson 2.1% and Nathan Hetz  1.4% on a fully diluted basis including shares issuable to Liberty.

As of Mar 31, 2012 As of Dec 31, 2008
Fair Value ($M) % FV Fair Value ($M) % FV
South Florida $977 29% $1,007 43%
California $732 22% $0 0%
Northeast $736 22% $168 7%
Central/North Florida $374 11% $525 22%
Atlanta $271 8% $297 13%
Other $258 8% $368 15%
Total $3,348 100% $2,365 100%
Equity One is on the move… Then vs. Now

As of Mar 31, 2012 As of Dec 31, 2008
3-mile population 153,550 82,368
3-mile household income $92,794 $72,878
Grocery sales per sq.ft $526 $406
(1) Data includes acquisitions & dispositions under contract as of 03/31/12 . Excludes land and non-core assets not associated with retail centers.
(2) Demographic data weighted on estimated fair market value of assets
Asset Composition by Region
(1)
Demographic Quality of Assets
(2)

Significant Investment Activity is Transforming the Portfolio

•
Approximately $1.7B of acquisitions completed since 2009 in our target markets
(1)
–
Approximately $760M of assets in West Coast markets
–
Approximately $730M of premium quality assets in Northeast portfolio
–
Added $154M of assets in West Coast and Northeast markets since January 2012
–
Acquired rights to develop the Broadway Plaza site in the Bronx, New York
•
Sold approximately over $800M of non-strategic/non-core assets since 2009, the most prominent being
–
$473M sale of 36 non-strategic retail assets to Blackstone closed in December 2011
–
$191M asset dispositions related to non-retail CapCo assets
–
$62M of asset dispositions executed in first quarter 2012
•
Seeded new joint venture with New York Common Retirement Fund
–
Institutional JV partner seeking to acquire high quality grocery anchored centers
–
Provides attractive source of capital that can help us leverage our platform
As of  Mar 31, 2012. - includes assets under contract as of Mar 31, 2012 and  joint venture properties. Figures are computed based on weighted average estimated fair values.
(1)

2012 Strategic Goals

Operating
Fundamentals
Increase same property occupancy by 50 basis points
Generate same property NOI growth of 1.5% to 2.5%
Maximize value of assets via cost containment measures and prudent tenanting
Focused on Execution
Balance Sheet
Management
Portfolio
Quality
Value
Creation
Acquire $200M - $300M of shopping centers in target markets
Sell $50M - $75M of assets located in secondary markets
Recycle capital from dispositions into major urban markets
Execute plans to launch redevelopment at Serramonte and the Bronx site
Build pipeline of urban infill development and redevelopment properties that represents 10% of total asset value
Increase ownership concentration in targeted markets through accretive development projects
Maintain quality balance sheet / financial discipline
Keep targeted leverage ratio of 40-45%
Net Debt to EBITDA goal of 6.5X
Extend debt maturity profile
Maintain access to multiple sources of capital

Operating Fundamentals

•
2012 goal to increase same property NOI by 1.5% to 2.5% focused on the following
–
Increase occupancy with an emphasis on small shop space
–
Increase rent spreads particularly on lease renewals
–
Continue implementation of cost containment initiatives within property operations
–
Reduce concentration of assets in secondary markets
–
Expand tenant relations and marketing efforts with national and regional retailers

Portfolio Quality

•
We plan to further diversify our portfolio into supply constrained, urban markets
•
Recent acquisitions in California and Connecticut highlight our focused approach on properties which meet the following key criteria aimed at enhancing the quality and performance of our overall portfolio:
–
Strong demographics – average 3-mile populations of nearly 200,000 as compared to EQY’s historical portfolio average of approximately 80,000
–
Strong barriers to entry due to scarcity of land and strict zoning restrictions
–
Highly productive anchor sales volumes
–
Below market anchor rents
–
Redevelopment and densification opportunities
•
These acquisitions have enabled us to diversify our portfolio into higher quality centers in major MSAs which will ultimately result in greater stability and higher internal growth

Disposition Plans for Secondary Market Centers

•
We plan to sell at least $50-$75 million of our existing assets located in secondary markets annually
•
The average three mile population density of most centers targeted for disposition is 40-70K people
•
Ultimate size of disposition pool for 2012 dependent on expected pricing – we would be more aggressive if pricing is attractive

Development / Redevelopment Update

•
The Gallery at Westbury Plaza
•
Executed leases at Westbury now include The Container Store, Trader Joe’s, Nordstrom Rack, Bloomindales
Outlet, Saks OFF 5TH, Ulta, SA Elite, Old Navy, Verizon and Shake Shack.  Nordstrom Rack, Trader Joe’s
and The Container Store have accepted possession.
•
Construction is in progress with targeted opening by Fall of 2012
•
2012 CAPEX expected to be $55M - $65M
•
Serramonte
•
Feasibility / architectural review underway
•
Actively discussing tenanting options – big box retail, entertainment, value/convenience retail
•
No significant redevelopment CAPEX expected in 2012
•
Boca Village / Pine Ridge
•
Addresses layout / structural design weakness
•
Reduces shop tenant exposure
•
Target stabilization late 2013 / early 2014
•
2012 expected CAPEX is approximately $4.5M-$5.0M for Boca Village and less than $2.5M for Pine Ridge
•
Boynton Plaza
•
Public expansion (from 39K sq ft to 54K sq ft)
•
Reduce small shop exposure
•
Expected to increase occupancy from 86% to more than 96%
•
2012 expected CAPEX is approximately $3.0M

EQUITY ONE INC.
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE

Pro-forma Concentration of Assets As of Mar 31, 2012
Estimated FMV:
$736M
% of FV:  22%
Estimated FMV:
$29M
% of FV:  1%
Estimated FMV:
$271M
% of FV:  8%
Estimated FMV:
$977M
% of FV:  29%
Estimated FMV:
$374M
% of FV:  11%

Estimated FMV:
$537M
% of FV:  16%
Estimated FMV:
$194M
% of FV:  6%
* Estimated fair market values are as of 3/31/12. Excludes land and non-core assets not associated with retail centers. Includes acquisitions and dispositions currently under contract.
Region $ (M) %
South Florida 977 29%
North Florida 374 11%
San Francisco 537 16%
Los Angeles 194 6%
Atlanta 271 8%
Charlotte/Raleigh/Durham 29 1%
Washington DC to Boston 736 22%
Other 229 7%
TOTAL $3,348 100%

Benefits of EQY’s Portfolio Concentration

•
Increase in our overall portfolio value through strategic acquisitions in key, high value markets and disposition of our non-core assets in secondary markets
•
“Fewer but better assets” – 14% of our assets (22/157) account for approximately 50% of our value
•
71% of these 22 assets have been acquired since November 2009 signifying execution of our stated vision
•
These assets are concentrated in 8 important retail markets with an average value of $76M+ and 97% occupancy
•
Generally the acquired assets are the most dominant assets in their respective markets and provide significant future redevelopment potential
•
Concentration of fewer, higher value assets provides opportunities to streamline and increase efficiencies in operations and management. For example, these 22 assets account for 23% of our leases yet 50% of our asset value.
* Estimated fair market values are as of 3/31/12. Excludes land and non-core assets not associated with retail centers. Includes acquisitions and dispositions currently under contract.

Balance Sheet Discipline – Maintained During Portfolio Transformation

•
Key leverage ratios:
–
Net Debt to Total Market Cap as of 3/31/12: 35.3%
–
Net Debt to Gross Real Estate as of 3/31/12: 42.4%
–
Net Debt to Adjusted EBITDA of 6.8X as of 3/31/12
–
Adjusted EBITDA to interest expense coverage of 2.8X as of 3/31/12
–
Adjusted EBITDA to fixed charges of 2.5X as of 3/31/12
–
Weighted average term to maturity for our total debt of 4.7 years as of 3/31/12
Source: Company filings and SNL financial. Credit ratings from S&P and Moody's as of 12/31/11
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
EQY (BBB-/Baa3) KIM (BBB+/Baa1) FRT (BBB+/Baa1) REG (BBB/NR) WRI (BBB/Baa2)
Q1 2012 Leverage (Total Debt + Preferred / Gross Assets)
(1) Based on net debt as of 3/31/12 and Adjusted EBITDA (excluding gains/losses on property sales, debt extinguishment, impairments, and other non-recurring items) calculated by annualizing 1Q12 numbers as reported in the 3/31/12 supplement.
(1)
(1)

Current Liquidity Position

•
Cash and cash equivalents amounted to $17.3M as of March 31, 2012
•
Total available undrawn capacity on our various lines of credit of $443M at March 31, 2012
•
We maintain a manageable debt maturity schedule with maturities through 2017:
Note: Cash includes $1.7M in Escrow account
Debt maturity schedule as of 3/31/12.  Includes scheduled principal amortization. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
•
Increased unencumbered Cash NOI to approximately 71.6% at 3/31/12 (versus 63.1% at Q1 2011)
•
Strong lending relationships with both traditional banks and life insurance companies
•
Demonstrated access to the public markets
$0
$50
$100
$150
$200
$250
$300
$350
2012 2013 2014 2015 2016 2017
Debt Maturity Schedule

Investment Thesis

A management team who has proven to execute a stated strategy of significant portfolio improvement while maintaining financial discipline
A management team who has proven to execute a stated strategy of significant portfolio improvement while maintaining financial discipline
Well-located, high quality, and productive grocery-anchored shopping centers with an intensive focus on asset management
Investment strategy focused on identified core markets leading to an upgrade in portfolio quality and further geographic diversity
A healthy financial structure including a strong balance sheet, modest leverage and ample liquidity
We are a premier operator positioned for growth
We are a premier operator positioned for growth

Appendix

•Broadway Plaza
•Potrero Center
•Culver Center
•Gateway of Aventura/ Aventura Square
•Loehmann’s-
107 Seventh Avenue
•90-30 Metropolitan (Queens, NY)
•Westbury Properties Aerial
•The Gallery at Westbury Plaza
•Serramonte Shopping Center
•Plaza Escuela
•Sub-market Portfolio Metrics

Broadway Plaza, Bronx, NY 17

Potrero Center, San Francisco, CA 18

Culver Center, Los Angeles, CA 19

Gateway of Aventura and Aventura Square 20

Property Overview
•
56,870 sf retail property in the
heart of the Chelsea
neighborhood in New York City.
•
Loehmann’s currently occupies
the entire space.
•
Prime Manhattan location
which attracts heavy foot traffic
from surrounding Meat Packing
District, Chelsea Market and The
High Line Park.
•
Google’s New York
Headquarters is one block west
of the site.
•
Significantly below market rent.
Loehmann’s- 107 Seventh Avenue

TRADER JOE'S
Michaels
THE ARTS & CRAFTS STORE
STAPLES
STAPLES
NOW OPEN

90-30 Metropolitan , Queens, NY
Acquisition Overview
•
60,000 sf two-level retail
building located in Forest Hills,
NY.
•
94% occupied and anchored by
Trader Joe’s, Staples and
Michaels.
•
Situated in one of the most
affluent and dense
neighborhoods in Queens, NY
with nearly 1 million people living
within a 3-Mile radius.
•
Queens is one of the most
under-retailed areas in the
country (estimated at 9 sf of retail
space per capita or 1/3 average
for the U.S. (1) ).
(1) Source – Eastdil Secured

EXIT M3
EXIT M2
EXIT M1
MEADOWBROOK PKWY
ROOSEVELT FIELD MALL
WESTBURY PLAZA
THE GALLERY AT Westbury Plaza
OLD COUNTRY RD
1100 FEET

23 Westbury Properties

The Gallery at Westbury Plaza
Property Overview
•
The Gallery at Westbury Plaza
sits at the center of Nassau
County, one of the most affluent
and densely populated regions in
the nation.
•
Development site is located in
one of the strongest retail
corridors between Roosevelt
Field Mall and Westbury Plaza.
•
Current plan anticipates
330,000 sf of retail GLA.
•
Anchor leases now signed with
The Container Store, Trader
Joe’s, ULTA, Saks OFF 5TH,
Nordstroms Rack and Shake
Shack.
•
Targeted opening date – Fall
2012.

Property Profile
GLA (sf) 818,177
Year Built 1968
Site Area (acres) 80
Occupancy (as of 3/31/12) 97%
Population (3 miles) 186,810
Average HH income (3 miles) $88,882
Serramonte Shopping Center - Ideally  Positioned for Further Development

EQUITY ONE INC.

POTTERY BARN
WILLIAMS-SONOMA
TIFFANY & CO.
Neiman Marcus
H&M
WORLD MARKET
GAP
NORDSTROM
BARNES & NOBLE
BOOKSELLERS
CENTURY
THEATRES
Crate&Barrel
macys
FOREVER 21
The Cheesecake Factory
elite
The Container Store

GLA (SF) 152,452
Year Built 2002
Site Area (acres) 5.2
Occupancy (as of 3/31/12) 99%
Population (3 miles) 93,841
Average HH income (3 miles) $119,406
Property Profile
Plaza Escuela – Centrally Located in a Prime, High-End Retail Market

EQUITY ONE INC.

As of 3/31/2012

Region	# of centers	1Q12 Fair Value ($M)	GLA	1Q12 Occ.	Base Rent ($/sf) All	Base Rent ($/sf) Anchor	Base Rent ($/sf) Shop	Pop.	Avg HH Income	Grocer Sales	In-Place Debt (3/31/12) Balance	In-Place Debt (3/31/12) Interest Rate	In-Place Debt (3/31/12) Years to Maturity
Primary Markets													
South Florida													
Broward/Miami-Dade/Palm Beach Counties	40	$905.1	4,833,822	91.6%	$14.65	$10.26	$22.39	127,749	$79,101	$618	$88.4	6.3%	5.9
Florida Treasure/Northeast Coast	6	$71.6	504,568	92.1%	$11.77	$8.33	$18.97	38,697	$71,993	$624	$7.1	5.7%	2.3
South Florida Total	46	$976.7	5,338,390	91.6%	$14.37	$10.05	$22.10	121,221	$78,580	$619	95.5	6.2%	5.6
West Coast-Core													
Arizona	1	$30.3	211,543	59.5%	$16.26	$11.10	$28.30	33,484	$79,076	-	-	-	-
Los Angeles	4	$194.3	489,171	97.0%	$20.96	$13.11	$33.50	262,446	$92,414	$535	$75.1	5.5%	6.8
San Francisco	5	$537.4	1,564,570	96.6%	$28.09	$20.59	$38.70	221,125	$95,188	$813	$108.9	6.3%	2.9
West Coast - Core Total	10	$762.0	2,265,284	93.3%	$25.65	$18.18	$36.86	224,199	$93,840	$660	184.0	6.0%	4.5
Northeast													
Connecticut	7	$244.8	866,961	97.7%	$17.82	$13.50	$29.13	37,254	$140,935	$879	$83.3	5.6%	6.3
Massachusetts	7	$142.2	600,879	99.1%	$18.72	$18.96	$16.73	171,303	$86,983	$375	$7.2	8.1%	12.4
New York [1]	5	$349.3	540,637	96.6%	$23.09	$22.67	$42.05	405,163	$113,013	$2,385	$7.2	7.0%	7.1
Northeast Total	19	$736.3	2,008,477	97.8%	$19.50	$18.10	$27.01	237,679	$117,269	$642	97.7	5.9%	6.8
Atlanta (Buckhead)	3	$131.6	477,615	98.7%	$19.76	$15.92	$29.50	101,834	$134,066	$568	$27.6	6.8%	2.5
Total	**78**	**$2,606.6**	**10,089,766**	**93.6%**	**$18.10**	**$14.06**	**$26.61**	**183,244**	**$96,771**	**$627**	**$404.9**	**6.1%**	**5.2**
Secondary Markets													
Orlando/Central Florida	8	$107.4	984,298	86.1%	$12.57	$7.34	$20.72	75,614	$79,125	$367	-	-	-
Jacksonville/North Florida	12	$148.3	1,414,553	88.4%	$11.41	$9.43	$17.47	42,297	$84,737	$470	$7.3	5.8%	1.0
Tampa/St. Petersburg/Venice/Cape Coral/Naples	12	$117.8	1,178,386	81.9%	$11.84	$8.39	$18.63	42,670	$83,660	$379	$16.3	5.8%	4.2
Atlanta	16	$139.4	1,386,181	88.7%	$10.67	$7.48	$16.81	46,715	$83,915	$404	$29.7	7.1%	9.6
Central/ South Georgia	4	$35.8	624,662	80.0%	$7.99	$6.17	$11.71	58,400	$51,877	$431	$3.2	6.5%	11.9
North Carolina	9	$59.7	921,216	76.5%	$8.10	$6.46	$11.60	28,933	$64,701	$289	$6.6	6.3%	1.3
South Carolina	3	$14.3	196,876	90.2%	$7.92	$7.00	$14.77	28,491	$82,263	$489	-	-	-
AL/MS/VA	3	$17.5	258,535	98.6%	$7.24	$5.63	$13.33	21,950	$65,546	$395	$2.9	6.5%	11.9
Louisiana	12	$101.0	1,312,202	95.8%	$8.54	$6.70	$13.03	57,987	$76,721	$235	$3.2	6.5%	11.9
Total	**79**	**$741.1**	**8,276,909**	**86.8%**	**$10.13**	**$7.51**	**$16.01**	**49,107**	**$78,805**	**$391**	**$69.1**	**6.5%**	**6.9**
Grand Total [2]	**157**	**$3,347.7**	**18,366,675**	**90.5%**	**$14.64**	**$11.20**	**$22.06**	**153,550**	**$92,794**	**$526**	**$474.0**	**6.1%**	**5.4**

Sub-market Portfolio Metrics
(1) GLA, Occupancy and Base Rent data exclude the Gallery at Westbury, which is in development status.
(2) Excludes land and non-core assets not associated with retail centers. Includes acquisitions and dispositions currently under contract.